                                                                   EXHIBIT 10.5
                                                                   ------------


                         REGISTRATION RIGHTS AGREEMENT

         AGREEMENT dated as of September __, 1997 among [Parent], a Delaware corporation ("Parent") and [NAME] ("Shareholder").

                                  WITNESSETH:

         WHEREAS, pursuant to the Merger Agreement (as defined below) the Shareholder will be receiving securities of Parent; and

         WHEREAS, the parties hereto desire to enter into this Agreement to govern certain of their rights, duties and obligations after consummation of the transactions contemplated by the Merger Agreement;

         The parties hereto agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

         SECTION 1.1. Definitions.

         (a) The following terms, as used herein, have the following meanings:

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. For the purpose of this definition, the term "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "Board" means the board of directors of Parent.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

         "Common Stock" shall mean the Class A common stock, par value $0.10 per share, of Parent and any stock into which such Common Stock may thereafter be converted or changed.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Merger Agreement" means the Agreement and Plan of Merger dated as of September __, 1997 by and among Parent, [Purchaser], and [Company].

         "Permitted Transferee" means (i) a spouse or lineal descendant (whether natural or adopted), sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of the Shareholder, (ii) any trust, the beneficiaries of which, or any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the Shareholder or a spouse or lineal descendant (whether natural or adopted), sibling, parent, heir, executor, administrator, testamentary trustee, legatee or beneficiary of the Shareholder or (iii) any charitable remainder trust.

         "Person" means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "Public Offering" means any primary or secondary public offering of Common Stock pursuant to an effective registration statement under the Securities Act other than pursuant to a registration statement filed in connection with a transaction of the type described in Rule 145 of the Securities Act or for the purpose of issuing securities pursuant to an employee benefit plan.

         "Registrable Securities" means at any time, with respect to the Shareholder or its Permitted Transferees, any shares of Common Stock then owned by such Shareholder or its Permitted Transferees until (i) a registration statement covering such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective registration statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or such securities may be sold pursuant to Rule 144(k) or (iii) such securities are otherwise transferred, Parent has delivered a new certificate or other evidence of ownership for such securities not bearing the legend required pursuant to this Agreement and such securities may be resold without subsequent registration under the Securities Act.

         "Registration Expenses" means (i) all registration and filing fees,
(ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the securities registered), (iii) printing expenses, (iv) internal expenses of Parent (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties),
(v) reasonable fees and disbursements of counsel for Parent and customary fees and expenses for independent certified public accountants retained by Parent (including expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.4(g) hereof), (vi) the reasonable fees and expenses of any special experts retained by Parent in connection with such registration, (vii) fees and expenses in connection with any review of underwriting arrangements by the National Association of Securities Dealers, Inc. (the "NASD") including fees and expenses of any "qualified independent underwriter" to the extent necessary and (viii) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but shall not include any underwriting fees, discounts or commissions attributable to the sale of

Registrable Securities, or any out-of-pocket expenses (except as set forth in clause (vii) above) of the Shareholders or any fees and expenses of underwriter's counsel.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares" means shares of Common Stock held by the Shareholder.

         "Subsidiary" means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "Underwritten Public Offering" means a firmly underwritten public offering of Registrable Securities of Parent pursuant to an effective registration statement under the Securities Act.

         (b) Each of the following terms is defined in the Section set forth opposite such term:

                  Term                                       Section
                  Incidental Registration                    2.2(a)
                  Indemnified Party                          2.7
                  Indemnifying Party                         2.7
                  Inspectors                                 2.4(g)
                  Maximum Offering Size                      2.1(e)
                  Piggyback Registration                     2.2(a)
                  Records                                    2.4(g)
                  Representatives                            ?
                  Selling Shareholder                        2.1(a)




1Registration Rights

         1.1Demand Registration(a) If Parent shall receive a written request by the Shareholder or his Permitted Transferees, which in the aggregate own more than ______ Shares (in either case, a "Selling Shareholder") that Parent effect the registration under the Securities Act of all or a portion of such Selling Shareholder's Registrable Securities, and specifying the intended method of disposition thereof (a "Demand Registration"), Parent shall use its reasonable best efforts to effect, as expeditiously as possible, the registration under the Securities Act of the Registrable Securities which Parent has been so requested to register by the Selling Shareholders then held by the Selling Shareholders all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. Subject to Section hereof, the Shareholder and his Permitted Transferees shall be entitled to make no more than one Demand Registration, in the aggregate, after the Effective Date (as such term is defined in the Merger Agreement); provided, however, that Parent shall not be required to
                       --------  -------
effect any registration hereunder unless Selling Shareholder shall have complied with his obligations under Section 7 of the Consulting Agreement between Parent and the Selling Shareholder.

          (b) The Selling Shareholders requesting a registration under Section may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by providing a written notice to Parent revoking such request, in which case such request, so revoked, shall be considered a Demand Registration unless such revocation arose out of the fault of Parent or unless the Selling Shareholders reimburse Parent for all costs incurred by Parent in connection with such registration, in which case such request shall not be considered a Demand Registration.

          (c) Parent will pay all Registration Expenses in connection with any Demand Registration and if the Demand Registration is to be an Underwritten Public Offering, Parent shall select the managing underwriter which shall be reasonably acceptable to Selling Shareholder.

          (d) A registration requested pursuant to this Section shall not be deemed to have been effected (i) unless the registration statement relating thereto (A) has become effective under the Securities Act and (B) has remained effective for a period of at least 120 days (or such shorter period in which all Registrable Securities of the Selling Shareholders included in such registration have actually been sold thereunder); provided that if after any registration statement requested pursuant to this Section becomes effective (x) such registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and (y) less than 75% of the Registrable Securities included in such registration statement has been sold thereunder, such registration statement shall not be considered a Demand Registration, or (ii) if the Maximum Offering Size (as defined below) is reduced in accordance with Section such that less than 66 2/3% of the Registrable Securities of the Selling Shareholders sought to be included in such registration are included.

          (e) If a Demand Registration involves an Underwritten Public Offering and the managing underwriter shall advise Parent and the Selling Shareholders that, in its view, (i) the number of shares of Registrable Securities requested to be included in such registration (including any securities which Parent proposes to be included which are not Registrable Securities) or (ii) the inclusion of some or all of the shares of Registrable Securities owned by the Selling Shareholders exceeds the largest number of shares which can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the "Maximum Offering Size"), Parent will include in such registration, in the priority listed below, up to the Maximum Offering
Size:

               (A) first, all Registrable Securities requested to be registered by the Selling Shareholders; and

               (B) second, any securities proposed to be registered by Parent.

          (f) Upon written notice to each Selling Shareholder, Parent may postpone effecting a registration pursuant to this Section on one occasion during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 90 days (which period may not be extended or renewed), if (1) an investment banking firm of recognized national standing shall advise Parent and any Selling Shareholders that effecting the registration would materially and adversely affect an offering of securities of such Parent the preparation of which had then been contemplated or (2) Parent is in possession of material non-public information the disclosure of which during the period specified in such notice Parent believes, in its reasonable judgment, would not be in the best interests of Parent.


         1.2Piggyback Registration(a) If Parent proposes to register any of its Common Stock under the Securities Act (other than pursuant to a form S-8 or S-4), whether or not for sale for its own account, it will each such time, subject to the provisions of Section hereof, give prompt written notice at least 10 days prior to the anticipated filing date of the registration statement relating to such registration to the Shareholder which notice shall set forth the Shareholder's rights under this Section and shall offer the Shareholder the opportunity to include in such registration statement such number of shares of Common Stock as the Shareholder may request (a "Piggyback Registration"). Upon the written request of any Selling Shareholder made within 10 days after the receipt of notice from Parent (which request shall specify the number of Registrable Securities intended to be disposed of by each Selling Shareholder), Parent will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which Parent has been so requested to register by the Shareholder, to the extent requisite to permit the disposition of the shares of Common Stock so to be registered; provided that if such registration involves an Underwritten Public Offering, the Selling Shareholders must sell their Registrable Securities to the underwriters selected as provided in Section on the same terms and conditions as apply to Parent and if, at any time after giving written notice of its intention to register any stock pursuant to this Section and prior to the effective date of the registration statement filed in connection with such registration, Parent shall determine for any reason not to register such stock, Parent shall give written notice to the Selling Shareholder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section shall relieve Parent of its obligations to effect a Demand Registration to the extent required by Section hereof. Parent will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

         (b) If a registration pursuant to this Section involves an Underwritten Public Offering and the managing underwriter advises Parent that, in its view, the number of shares of Common Stock which Parent and the Selling Shareholders intend to include in such registration exceeds the Maximum Offering Size, Parent will include in such registration, in the following priority, up to the Maximum Offering Size:

               (i) first, so much of the Common Stock proposed to be registered for the account of Parent as would not cause the offering to exceed the Maximum Offering Size; and

               (ii) second, all Registrable Securities requested to be included in such registration by any Selling Shareholder pursuant to Section 2.2.

          1.3Holdback AgreementsWith respect to each and every firmly underwritten Public Offering, each Selling Shareholder agrees not to offer or sell any shares of Common Stock (except for shares of Common Stock, if any, sold in that Public Offering) during the 14 days prior to the effective date of the applicable registration statement for a public offering of shares of Common Stock (except as part of such registration) and during the period after such effective date equal to the lesser of: (i) 180 days or (ii) any such shorter period as Parent and the lead managing underwriter of an Underwritten Public Offering agree.

          1.4Registration ProceduresWhenever a Selling Shareholder requests that any Registrable Securities be registered pursuant to Section 2.1 or 2.2 or hereof, Parent will, subject to the provisions of such Sections, use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) Parent will as expeditiously as possible prepare and file with the SEC a registration statement on any form selected by counsel for Parent and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause such filed registration statement to become and remain effective for a period of not less than 120 days (or such shorter period in which all of the Registrable Securities of a Selling Shareholder included in such registration statement shall have actually been sold thereunder).

          (b) Parent will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Shareholder and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter Parent will furnish to each Selling Shareholder and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as each Selling Shareholder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by each Selling Shareholder. A Selling Shareholder shall have the right to request that Parent modify any information contained in such registration statement, amendment and supplement thereto pertaining to the Shareholder and Parent shall use its reasonable best efforts to comply with such request, provided, however, that Parent shall not have any obligation to so modify any information if so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) After the filing of the registration statement, Parent will (i) cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify each Selling Shareholder holding Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC or any state securities commission under state blue sky laws and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (d) Parent will use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Shareholder holding such Registrable Securities reasonably (in light of such Selling Shareholder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Parent and do any and all other acts and things that may be reasonably necessary or advisable to enable a Selling Shareholder to consummate the disposition of the Registrable Securities owned by the Selling Shareholder; provided that Parent will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (e) Parent will immediately notify each Selling Shareholder holding Registrable Securities covered by a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to the prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to the Selling Shareholder and file with the SEC any such supplement or amendment.

          (f) In connection with any registration of Registrable Securities pursuant to this Article 2, which is an Underwritten Public Offering, Parent shall appoint an underwriter or underwriters of recognized national standing. Parent will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including the engagement of a "qualified independent underwriter" in connection with the qualification of the underwriting arrangements with the NASD.

          (g) Upon execution of confidentiality agreements in form and substance reasonably satisfactory to Parent, Parent will make available for inspection by any Selling Shareholder and any underwriter participating in any disposition pursuant to a registration statement being filed by Parent pursuant to this
Section 2.4 and any attorney, accountant or other professional retained by a Selling Shareholder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of Parent (collectively, the "Records") as shall be reasonably requested by any such Person, and cause Parent's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement.

          (h) Parent will use its reasonable efforts to furnish to each Selling Shareholder and to each such underwriter, if any, a signed counterpart, addressed to such underwriter and Selling Shareholder, of (i) an opinion or opinions of counsel to Parent and (ii) a comfort letter or comfort letters from Parent's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Selling Shareholders or the managing underwriter therefor reasonably requests.

          (i) Parent will otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and the relevant state blue sky commissions, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (j) Parent may require a Selling Shareholder to promptly furnish in writing to Parent information regarding the distribution of the Registrable Securities as Parent may from time to time reasonably request and such other information as may be legally required in connection with such registration.

          (k) the Shareholder agrees, and its Permitted Transferees will agree, that, upon receipt of any notice from Parent of the happening of any event of the kind described in Section hereof, a Selling Shareholder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Selling Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section hereof, and, if so directed by Parent, the Shareholder will deliver to Parent all copies, other than any permanent file copies then in the Shareholder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that Parent shall give such notice, Parent shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.4(g) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.4(e) hereof to the date when Parent shall make available to the Selling Shareholder a prospectus supplemented or amended to conform with the requirements of Section 2.4(e) hereof.

          (l) Parent will use its reasonable best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed or on NASDAQ if the Common Stock is then quoted on NASDAQ not later than the effective date of such registration statement.

         1.5Indemnification by ParentParent agrees to indemnify and hold harmless Selling Shareholders holding Registrable Securities covered by a registration statement, its officers, directors, employees, partners and agents, and each Person, if any, who controls the Shareholder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act (and officers, directors, employees, partners and agents of such controlling Persons) from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if Parent shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission so made in strict conformity with information furnished in writing to Parent by a Selling Shareholder or on a Selling Shareholder's behalf expressly for use therein; provided that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that Parent has provided such current copy of such prospectus (or such amended or supplemented prospectus, as the case may be) to a Selling Shareholder in a timely manner prior to such sale and it was the responsibility of the Selling Shareholder under the Securities Act to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Parent also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Shareholders provided in this Section 2.5.

         1.6Indemnification by Selling ShareholdersEach Selling Shareholder agrees to indemnify and hold harmless Parent, its officers, directors and agents and each Person if any, who controls Parent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Parent to the Selling Shareholders, but only (i) with respect to information furnished in writing by such Selling Shareholder or on the Shareholder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or (ii) to the extent that any loss, claim, damage, liability or expense described in Section 2.5 results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the Person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities concerned to such Person if it is determined that it was the responsibility of each Selling Shareholder to provide such Person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. Each Selling Shareholder shall be prepared, if required by the underwriting agreement, to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of Parent provided in this Section 2.6. As a condition to including Registrable Securities in any registration statement filed in accordance with Article 2 hereof, Parent may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.

         No Selling Shareholder shall be liable under Section 5.06 for any damage thereunder in excess of the net proceeds realized by a Selling Shareholder in the sale of the Registrable Securities of the each Selling Shareholder.

         1.7Conduct of Indemnification ProceedingsIn case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 2, such Person (an "Indemnified Party") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party so to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the

Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any and all losses, claims, damages, liabilities and expenses or liability (to the extent stated above) by reason of such settlement or judgment.

         1.8ContributionIf the indemnification provided for in this Article 2 is held by a court of competent jurisdiction to be unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between Parent and the Selling Shareholders holding Registrable Securities covered by a registration statement and their related Indemnified Parties on the one hand and the underwriters and their related Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative benefits received by Parent and such Selling Shareholders on the one hand and the underwriters on the other, from the offering of the Shareholder's Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of Parent and the Selling Shareholders on the one hand and of such underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between Parent and their related Indemnified Parties on the one hand and each Selling Shareholder and their related Indemnified Parties on the other, in such proportion as is appropriate to reflect the relative fault of Parent and of each Selling Shareholder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by Parent and the Selling Shareholders on the one hand and such underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by Parent and the Selling Shareholders bear to the total underwriting discounts and commissions received by such underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of Parent and the Selling Shareholders on the one hand and of such underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Parent and the Selling Shareholders or by such underwriters. The relative fault of Parent on the one hand and of each Selling Shareholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         Parent and the Shareholder agree that it would not be just and equitable if contribution pursuant to this Section 2.8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.8, no underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to securities purchased by such underwriter in such offering, less the aggregate amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and the Shareholder shall not be required to contribute any amount in excess of the amount by which the net proceeds realized on the sale of the Registrable Securities by the Shareholder exceeds the amount of any damages which the Shareholder would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. A Selling Shareholder's obligation to contribute pursuant to this Section 2.8 is several in the proportion that the proceeds of the offering received by the Selling Shareholder bears to the total proceeds of the offering received by all the Selling Shareholders and not joint.

         1.9Participation in Public OfferingNo Person may participate in any Underwritten Public Offering hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

         1.10Rule 144Parent covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as the Shareholder may reasonably request to the extent required from time to time to enable the Shareholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the request of the Shareholder, Parent will deliver to the Shareholder a written statement as to whether it has complied with such reporting requirements.

         1.11Limitations on Subsequent RegistrationParent shall not enter into any agreement with any holder or prospective holder of any securities of Parent
(a) that would allow such holder or prospective holder to include such securities in any registration filed pursuant to Section 2.1 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities would not reduce the amount of the Registrable Securities of the Shareholder included therein or (b) on terms otherwise more favorable than this Agreement.

         1.12____________This Agreement shall terminate and Parent shall have no further obligations hereunder on the first anniversary of the Effective Time (as defined in the Merger Agreement).



2Miscellaneous

         2.1Entire Agreement This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

         2.2Binding Effect; BenefitThis Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         2.3AssignabilityNeither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Parent or the Shareholder except that the Shareholder may assign his rights hereunder to any Permitted Transferee in connection with a transfer of the Shareholder's Registrable Securities.

         2.4Amendment; Waiver; TerminationNo provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective.

         2.5Notices(a) All notices and other communications given or made pursuant hereto or pursuant to any other agreement among the parties, unless otherwise specified, shall be in writing and shall be deemed to have been duly given and received when sent by fax (with confirmation in writing via first class U.S. mail) or delivered personally or on the third Business Day after being sent by registered or certified U.S. mail (postage prepaid, return receipt requested) to the parties at the fax number or address set forth below or at such other addresses as shall be furnished by the parties by like notice:


                  if to Parent to:

                           Parent
                           2210 West Oaklawn Drive
                           Springdale, Arkansas  72762
                           Attention:
                           Fax:

                  with copies to:

                           Skadden Arps Slate, Meagher & Flom LLP
                           One Rodney Square
                           Wilmington, Delaware 19801
                           Attention: Robert B. Pincus, Esq.

                  if to the Shareholder to:

                           [the Shareholder]
                           [Address]
                           Fax:

                  with copies to:

                           Wright, Lindsey & Jennings
                           200 West Capitol Avenue
                           Suite 2200
                           Little Rock, Arkansas 72201
                           Fax: 501-376-9442
                           Attention: C. Douglas Buford, Jr. Esq.

2.6HeadingsThe headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

         2.7CounterpartsThis Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         2.8Applicable LawThis Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws rules of such state.

         2.9Specific EnforcementEach party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

         2.10Consent to Jurisdiction; Expenses(a) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any Federal Court sitting in Wilmington, Delaware, or any Delaware State court sitting in Wilmington, Delaware, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party by any method provided in Section shall be deemed effective service of process on such party and consents to the personal jurisdiction of any Federal Court sitting in [New York, New York], or any [New York] State court sitting in [New York, New York].

          (b) In any dispute arising under this Agreement among any of the parties hereto, the costs and expenses (including, without limitation, the reasonable fees and expenses of counsel) incurred by the prevailing party shall be paid by the party that does not prevail.

         2.11SeverabilityIf one or more provisions of this Agreement are held to be unenforceable to any extent under applicable law, such provision shall be interpreted as if it were written so as to be enforceable to the maximum possible extent so as to effectuate the parties' intent to the maximum possible extent, and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the maximum extent permitted by law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        Parent


                                       By:
                                           -------------------------------------

                                           Name:
                                           Title:


                                       SHAREHOLDER


                                       By:
                                           -------------------------------------

                                           Name:
                                           Title: